PHOENIX VALUE EQUITY FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 97

        Supplement dated July 16, 2007 to the Prospectus and Statement of
                      Additional Information ("SAI") dated
                 December 31, 2006 as Supplemented June 1, 2007





IMPORTANT NOTICE TO INVESTORS

Effective July 13, 2007, the Phoenix Value Equity Fund, formerly a series of Phoenix Investment Trust 97, was merged with and into the Phoenix Value Opportunities Fund, a series of Phoenix Equity Trust. The Phoenix Value Equity Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Value Equity Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 2053/VEF Merger (07/07)